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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22004
ING Asia Pacific High Dividend Equity Income Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Annual Report

February 28, 2011

ING Asia Pacific High Dividend Equity Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IAE.” The Fund’s investment objective is total return through a combination of current income, realized capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific companies. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies and/or exchange traded funds.

For the fiscal year ended February 28, 2011, the Fund made quarterly distributions totaling $1.73 per share, all consisting of net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 17.31% for the fiscal year ended February 28, 2011.(1) This NAV return reflects an increase in the Fund’s NAV from $17.02 on February 28, 2010 to $18.16 on February 28, 2011. Based on its share price as of February 28, 2011, the Fund provided a total return of 14.64% for the fiscal year ended February 28, 2011.(2) This share price return reflects an increase in the Fund’s share price from $18.05 on February 28, 2010 to $18.82 on February 28, 2011.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President & Chief Executive Officer
ING Funds
April 8, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the Fund’s Shareholder Service Department at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective:  Year Ended February 28, 2011

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World Indexsm measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss of over 3%. But in the second half of our fiscal year the MSCI World Indexsm roared back, and for the whole year returned 17.46%. (The MSCI World Indexsm returned 21.67% for the year ended February 28, 2011, measured in U.S. dollars.) Investor sentiment turned distinctly positive, despite the grave concerns that remained — and a new crisis to worry about.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the fitful U.S. economic recovery, the sovereign debt crisis in the euro zone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.8% in the fourth. But attention seemed focused on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last, the February employment report showed improvement to 9.0% in January. But economists were baffled by the paltry 36,000 new jobs created that month, while the labor force participation rate, at 64.2%, was the lowest since March 1984.

In the housing market, sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February 2010 started falling again in October and our fiscal year ended with the index less than 1% above the trough recorded in May 2009.

To be sure, there were grounds for optimism as the fiscal year drew to a close. Consumer spending had risen for seven straight months. The modest GDP growth above concealed a 6.7% surge in real final sales, the best since 1998. The Institute for Supply Management purchasing managers’ index signaled the busiest manufacturing sector since 2004. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. Those two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds.

In the euro zone, a sovereign debt crisis started with fiscally profligate Greece, bringing falling stock markets, downgrades, soaring yields on peripheral euro zone bonds and doubts about the viability of the euro itself. Greece’s bail-out was followed by Ireland near the end of 2010 and as our fiscal year ended, Portugal, with its 10-year bonds yielding about 7.5%, looked to be next.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation near 5% and a housing bubble. The authorities increased banks’ reserve ratio requirements six times in 2010 and twice more in 2011. Interest rates were raised three times after mid October.

Then in January, popular revolt erupted in North Africa. In short order, dictatorships in Tunisia and Egypt fell, to be replaced by... no one knew exactly what. As the fiscal year ended, the fate of Libya, a significant oil producer, hung in the balance and the price of oil, which had been rising anyway on improving demand, was nudging $100 per barrel.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in the fiscal year, with a small loss in the second half as risk appetite returned. Within this the Barclays Capital U.S. Treasury index returned 3.71%, underperforming the 7.93% on the Barclays Capital Corporate Investment Grade Bond index. But both paled against the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index, which gained 17.34%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 22.57% in the 12 months through February 2011, including its best September since 1939 and best December since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies set to record their fifth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the euro zone in early June was replaced by renewed pessimism about the dollar in a stalling economy. Then, markets were seized by another bout of euro zone angst, before the threat of another energy crisis proved dollar-negative. For the fiscal year the dollar fell 1.07% against the euro, 5.78% against the pound and 8.10% to the yen, which breached 15-year high levels.

In international markets, the MSCI Japan® Index confounded the pessimists by returning 8.14% for the year after being down nearly 10% half way through. This was based on generally favorable corporate earnings and came despite declining GDP and 23 months of falling prices. The MSCI Europe ex UK® Index returned 14.50%, with Germany up 29.52% and Ireland and Greece both falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. Powered by its sizeable materials sector, the MSCI UK® Index advanced 15.43%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, a shock 0.6% quarterly fall in fourth quarter GDP growth and inflation rising to 4.0%.

Parentheses denote a negative number.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
MSCI World Indexsm	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of January 2009 the index consisted of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

ING Asia Pacific High Dividend Equity Income Fund
Portfolio Managers’ Report

Country Allocation
as of February 28, 2011
(as a percent of net assets)

Australia	27.6%

China	14.4%

South Korea	13.6%

Hong Kong	12.6%

Taiwan	11.3%

India	7.1%

Singapore	4.7%

Malaysia	3.2%

Indonesia	2.6%

Thailand	1.7%

Philippines	0.4%

New Zealand	0.3%

Other Assets and Liabilities – Net	0.5%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end fund with the investment objective of total return through a combination of current income, realized capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high dividend yielding equity securities of Asia Pacific Companies(1), which are selected by one of the Fund’s sub-advisers(2) according to a combination of quantitative and fundamental criteria. The Fund also seeks to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific companies and/or exchange traded funds (“ETFs”).

The Fund is managed by Pranay Gupta and Bing Li, Portfolio Managers, of ING Investment Management Asia/Pacific (Hong Kong) Limited; and Bas Peeters, Willem van Dommelen and Edwin Cuppen, Portfolio Managers of ING Investment Management Advisors B.V.

Equity Portfolio Construction and Option Strategy: The Fund uses an initial screening process to select potential stocks for the portfolio from the broader universe:

1)	Dividend yield (generally above 2.5%)

2)	Sufficient market capitalization

3)	Sufficient liquidity of equity securities

4)	The sub-adviser then uses an internally developed quantitative model and fundamental criteria to identify what it believes are the most attractive candidates

5)	Under normal market conditions, the Fund invests in a diversified portfolio of 90-200 dividend producing equity securities of Asia Pacific companies. Stocks below the initial dividend yield criteria of 2.5% may also be selected for final portfolio construction and risk control purposes

6)	The Fund employs a strategy of writing call options on selected Asia Pacific indices and/or equity securities of Asia Pacific companies and/or ETFs, with the underlying value of such calls representing 0% to 50% of the value of its holdings in equity securities

Performance: Based on net asset value (“NAV”) as of February 28, 2011, the Fund provided a total return of 17.31% for the fiscal year. This NAV return reflects an increase in its NAV from $17.02 on February 28, 2010 to $18.16 on February 28, 2011.

Based on its share price as of February 28, 2011, the Fund provided a total return of 14.64% for the fiscal year. This share price return reflects an increase in its share price from $18.05 on February 28, 2010 to $18.82 on February 28, 2011. To reflect the strategic emphasis of the Fund, the equity portfolio uses the MSCI All Country (“AC”) Asia Pacific ex-Japan® Index as a reference index. The MSCI AC Asia Pacific ex-Japan® Index (a market weighted equity index without any style tilt and without call option writing) returned 20.76% for the reporting period.

(1)	Asia Pacific companies are companies that are listed and traded principally on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

(2)	ING Investments, LLC is the Fund’s investment adviser. ING Investment Management Asia/Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. are the Fund’s sub-advisers. ING Investment Management Asia/Pacific (Hong Kong) Limited is the sub-adviser responsible for implementing the overall investment strategy, while ING Investment Management Advisors B.V. is the sub-adviser responsible for structuring and implementing the Fund’s sale of call options.

Top Ten Holdings
as of February 28, 2011
(as a percent of net assets)

BHP Billiton Ltd.	4.0%
Samsung Electronics Co., Ltd.	2.6%
Westpac Banking Corp.	2.0%
Commonwealth Bank of Australia	1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
China Mobile Ltd.	1.7%
National Australia Bank Ltd.	1.6%
Australia & New Zealand Banking Group Ltd.	1.5%
China Construction Bank	1.4%
Wesfarmers Ltd.	1.3%

Portfolio holdings are subject to change daily.

ING Asia Pacific High Dividend Equity Income Fund
Portfolio Managers’ Report

During the period, the Fund made total quarterly distributions totaling $1.73 per share, all consisting of net investment income. As of February 28, 2011, the Fund had 12,446,083 shares outstanding.

Market Review: For the one-year period, the reference index MSCI AC Asia Pacific ex Japan Index® gained by 20.76%, underperforming its peers the MSCI Europe Index® (with a return of 20.93%) and the MSCI US Index® (+22.12%). The best performing countries in the Asia Pacific region were Thailand and Malaysia.

Equity Portfolio: The equity portfolio underperformed the reference index for the reporting period. While all sectors posted positive returns, the Fund’s stock selection within the materials and consumer discretionary and consumer staples sectors detracted from results. Conversely, the models within the industrials and energy sectors contributed to results. On a sector allocation level, an overweight position in telecom helped while an underweight position in utilities hurt.

From a country perspective, stock selection within China and Taiwan hurt the Fund, while positions in Hong Kong, Thailand and Indonesia helped. From an allocation perspective, an overweight position in Singapore helped whereas an underweight position in South Korea hurt. The Fund maintained an average 0.5% cash exposure, which hurt results as the index had a strong year.

Option Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a basket of international indexes on a portion of the equity portfolio’s value. During the reporting period, the managers sold call options on the Australia (“ASX”), Hong Kong (“Hang Seng”), Korea (“KOSPI”) and Taiwan (“TWSE”) indices. The coverage ratio was kept low and stable at around 20.0 – 22.5% of total Fund value. The Fund managers generally sold options at-the-money, with a maturity of about four weeks. During this period, the equity market first experienced strong weakness followed by a solid recovery beginning in the second half of 2010 and extending to the beginning of 2011. As a result, the Fund’s option strategy had a slight negative impact on relative returns.

Current Strategy & Outlook: We are cautiously optimistic about Asia Pacific equities over the medium term. With a long-term horizon, though, we see attractive investment opportunities. Gross domestic product growth for Asia Pacific ex Japan is expected to be substantially higher than other major regions of the world. We also see more Asian companies offering what we believe are attractive and sustainable dividend yields.

In our view, the Fund’s high dividend strategy continues to offer an attractive mix of potential benefit from long-term capital appreciation in the Asia Pacific region, plus the potential for downside risk control from its investment discipline. We believe that market volatility will remain higher than levels seen prior to the recent crisis, which should result in continued attractive levels of call option premiums. The Fund’s relatively low coverage ratio should allow a strong participation in the upside potential we foresee for Asia Pacific ex-Japan equity markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Performance data represents past performance and is no guarantee of future results.

An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Asia Pacific High Dividend Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of ING Asia Pacific High Dividend Equity Income Fund as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 27, 2007 (commencement of operations) to February 29, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Asia Pacific High Dividend Equity Income Fund as of February 28, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 25, 2011

STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2011

ASSETS:
Investments in securities at value*	$224,838,260
Cash	1,819,665
Foreign currencies at value**	2,337,392
Receivables:
Investment securities sold	19,724,482
Dividends	662,237
Prepaid expenses	1,828

Total assets	249,383,864

LIABILITIES:
Payable for investment securities purchased	22,434,824
Payable to affiliates	219,222
Payable for trustee fees	1,928
Other accrued expenses and liabilities	171,481
Written options at fair value ^	581,371

Total liabilities	23,408,826

NET ASSETS (equivalent to $18.16 per share on 12,446,083 shares outstanding)	$225,975,038

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest $0.01 par value (unlimited shares authorized)	$243,045,806
Undistributed net investment income	310,271
Accumulated net realized loss	(41,042,161)
Net unrealized appreciation	23,661,122

NET ASSETS	$225,975,038

* Cost of investments in securities	$201,530,997
** Cost of foreign currencies	$2,336,273
^ Premiums received from written options	$937,657

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the year ended February 28, 2011

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,171,766

Total investment income	7,171,766

EXPENSES:
Investment management fees	2,510,604
Transfer agent fees	20,103
Administrative service fees	218,312
Shareholder reporting expense	67,993
Professional fees	52,552
Custody and accounting expense	192,589
Trustee fees	3,410
Miscellaneous expense	44,607

Total expenses	3,110,170

Net investment income	4,061,596

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,865,399
Foreign currency related transactions	(211,985)
Written options	(1,366,667)

Net realized gain	30,286,747

Net change in unrealized appreciation or depreciation on:
Investments	430,933
Foreign currency related transactions	(8,365)
Written options	499,250

Net change in unrealized appreciation or depreciation	921,818

Net realized and unrealized gain	31,208,565

Increase in net assets resulting from operations	$35,270,161

* Foreign taxes withheld	$494,550

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 28,
	2011	2010

FROM OPERATIONS:
Net investment income	$4,061,596	$3,839,802
Net realized gain (loss)	30,286,747	(23,742,251)
Net change in unrealized appreciation or depreciation	921,818	112,242,404

Increase in net assets resulting from operations	35,270,161	92,339,955

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(21,284,552)	(4,130,460)
Return of capital	—	(19,471,116)

Total distributions	(21,284,552)	(23,601,576)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,378,698	2,179,637
Cost of shares repurchased, net of commissions	—	(527,346)

Net increase in net assets resulting from capital share transactions	3,378,698	1,652,291

Net increase in net assets	17,364,307	70,390,670

NET ASSETS:
Beginning of year	208,610,731	138,220,061

End of year	$225,975,038	$208,610,731

Undistributed net investment income at end of year	$310,271	$401,702

See Accompanying Notes to Financial Statements

ING Asia Pacific High Dividend Equity Income Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the year or period.

				March 27,
				2007(1) to
	Year Ended	Year Ended	Year Ended	February 29,
	February 28, 2011	February 28, 2010	February 28, 2009	2008

Per Share Operating Performance:
Net asset value, beginning of period	$17.02	11.34	22.99	23.83(2)
Income (loss) from investment operations:
Net investment income	$0.33 *	0.32 *	0.64 *	0.72
Net realized and unrealized gain (loss) on investments	$2.54	7.30	(10.30)	0.13
Total from investment operations	$2.87	7.62	(9.66)	0.85
Less distributions from:
Net investment income	$1.73	0.34	0.64	0.77
Net realized gains on investments	$—	—	—	0.92
Return of capital	$—	1.60	1.35	—
Total distributions	$1.73	1.94	1.99	1.69
Net asset value, end of period	$18.16	17.02	11.34	22.99
Market value, end of period	$18.82	18.05	10.18	20.65
Total investment return at net asset value(3)%	17.31	69.95	(43.57)	3.61
Total investment return at market value(4)%	14.64	100.78	(43.61)	(11.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$225,975	208,611	138,220	281,759
Ratios to average net assets:
Gross expenses prior to expense waiver(5)%	1.42	1.41	1.45	1.42
Net expenses after expense waiver(5)%	1.42	1.41	1.45	1.40
Net investment income after expense waiver(5)%	1.86	1.98	3.61	3.11
Portfolio turnover rate %	112	31	55	121

(1)	Commencement of operations.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of 0.05 per share paid by the shareholder from the $25.00 offering price.

(3)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011

NOTE 1 — ORGANIZATION

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to guidance from the U.S. Securities and Exchange Commission, the Fund’s classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost, which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules.
A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended February 28, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities in emerging markets.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the year ended February 28, 2011.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of February 28, 2011, the total value of written OTC call options subject to Master Agreements in a net liability position was $581,371. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

H. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The Fund did not enter into any forward foreign currency contracts during the year ended February 28, 2011.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund seeks to generate gains from the OTC call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 6 for the volume of written OTC call option activity during the year ended February 28, 2011.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.15% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2011, there were no preferred shares outstanding.

The Investment Adviser entered into sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”) with ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific”) and ING Investment Management Advisors B.V. (“IIMA”). Subject to policies as the Board or the Investment Adviser might determine, ING IM Asia/Pacific and IIMA manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

During the period, ING Funds were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund were reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the year ended February 28, 2011, the Fund did not invest in ING Institutional Prime Money Market Fund and thus waived no such management fees. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Fund will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM Asia/Pacific, IIMA, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s or each Sub-Adviser’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser and each Sub-Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of February 28, 2011, the Fund had the following amounts recorded as payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$201,684	$17,538	$219,222

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the year ended February 28, 2011, excluding short-term securities, were $240,614,362 and $254,305,364, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written OTC call options on equity indices were as follows:

	Number of	Premiums
	Contracts	Received
Balance at 02/28/10	53,650,100	$1,204,776
Options Written	624,471,575	12,650,930
Options Expired	(151,448,225)	(4,950,673)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(476,831,850)	(7,967,376)

Balance at 02/28/11	49,841,600	$937,657

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Asia Pacific Regional and Country Risks.  Investments in the Asia Pacific region are subject to special risks. The Asia Pacific region includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries. Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea.

NOTE 8— CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Year	Year
	Ended	Ended
	February 28,	February 28,
	2011	2010
Number of Shares
Reinvestment of distributions	187,804	120,256
Shares repurchased	—	(54,541)

Net increase in shares outstanding	187,804	65,715

$
Reinvestment of distributions	$3,378,698	$2,179,637
Shares repurchased	—	(527,346)

Net increase	$3,378,698	$1,652,291

Share Repurchase Program

Effective December 2008, the Board authorized an open-market share repurchase program pursuant to which the Fund could have purchased, over the period ended December 31, 2009, up to 10% of its stock, in open-market transactions. There was no assurance that the Fund would purchase shares at any particular discount level or in any particular amounts. The share repurchase program sought to enhance shareholder value by purchasing shares trading at a discount from their NAV per share, in an attempt to reduce or eliminate the discount or to increase the NAV per share of the applicable remaining shares of the Fund.

For the year ended February 28, 2010, the Fund repurchased 54,541 shares, representing approximately 0.4% of the Fund’s outstanding shares for a net purchase price of $527,346 (including commissions of $1,636). Shares were repurchased at a weighted-average discount from NAV per share of 13.62% and a weighted-average price per share of $9.64.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2010(1):

		Accumulated
Paid-in	Undistributed Net	Net Realized
Capital	Investment Income	Gains/(Losses)

$(17,288,864)	$17,131,525	$157,339

(1)	$17,288,864 relates to distributions in excess of net investment income taxed as ordinary income due to current year earnings and profits.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2011. The tax composition of dividends and distributions as of the Fund’s most recent tax year-ends were as follows:

Tax Year Ended	Tax Year Ended
December 31, 2010	December 31, 2009
Ordinary	Ordinary	Return
Income	Income	of Capital

$21,284,552	$4,130,460	$19,471,116

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2010 were:

	Post-October
Unrealized	Currency Loss	Capital Loss	Expiration
Appreciation	Deferred	Carryforwards	Date

$32,009,587	$(21,315)	$(42,501,852)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year of 2007.

NOTES TO FINANCIAL STATEMENTS as of February 28, 2011 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

As of February 28, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending February 29, 2012.

NOTE 10 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 28, 2011, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date

$0.426	3/15/2011	4/15/2011	4/5/2011

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend
Equity Income Fund
as of February 28, 2011

				Percent
				of Net
Shares			Value	Assets

COMMON STOCK: 97.4%

		Australia: 26.1%
233,121		Amcor Ltd.	$1,652,429	0.7

321,950		AMP Ltd.	1,747,701	0.8

134,144	S	Australia & New Zealand Banking Group Ltd.	3,315,429	1.5

189,705	S	BHP Billiton Ltd.	8,964,390	4.0

79,870	S	Commonwealth Bank of Australia	4,341,552	1.9

134,802	S	National Australia Bank Ltd.	3,564,029	1.6

58,176	S	Orica Ltd.	1,537,758	0.7

124,824	S	QBE Insurance Group Ltd.	2,312,429	1.0

23,137	S	Rio Tinto Ltd.	2,020,230	0.9

90,808	S	Wesfarmers Ltd.	3,076,060	1.3

192,085	S	Westpac Banking Corp.	4,636,064	2.0

37,123	S	Woodside Petroleum Ltd.	1,618,876	0.7

		Other Securities	20,271,082	9.0

			59,058,029	26.1

		China: 14.4%
5,394,200		Bank of China Ltd.	2,860,259	1.3

3,640,960		China Construction Bank	3,199,125	1.4

463,000		China Life Insurance Co., Ltd.	1,764,733	0.8

3,918,000		Industrial and Commercial Bank of China Ltd.	3,023,618	1.3

2,144,000		PetroChina Co., Ltd.	2,925,700	1.3

71,300		Tencent Holdings Ltd.	1,895,953	0.8

		Other Securities	16,865,087	7.5

			32,534,475	14.4

		Hong Kong: 12.6%
488,000		BOC Hong Kong Holdings Ltd.	1,517,503	0.7

92,000		Cheung Kong Holdings Ltd.	1,440,815	0.6

411,000		China Mobile Ltd.	3,873,720	1.7

256,500		CLP Holdings Ltd.	2,087,580	0.9

1,253,000		CNOOC Ltd.	2,864,075	1.3

294,509		Esprit Holdings Ltd.	1,453,329	0.7

114,400		Hang Seng Bank Ltd.	1,827,014	0.8

75,500		Hong Kong Exchanges and Clearing Ltd.	1,641,406	0.7

228,000		HongKong Electric Holdings	1,488,675	0.7

131,000		Hutchison Whampoa Ltd.	1,547,940	0.7

118,000		Swire Pacific Ltd.	1,657,516	0.7

		Other Securities	7,060,195	3.1

			28,459,768	12.6

		India: 7.1%
66,504		ICICI Bank Ltd.	1,437,024	0.7

38,188		Infosys Technologies Ltd.	2,534,649	1.1

80,883		Reliance Industries Ltd.	1,728,793	0.8

		Other Securities	10,247,320	4.5

			15,947,786	7.1

		Indonesia: 2.6%
240,500		Astra International Tbk PT	1,427,453	0.6

		Other Securities	4,421,544	2.0

			5,848,997	2.6

		Malaysia: 3.2%
591,300		Malayan Banking BHD	1,674,935	0.7

		Other Securities	5,537,916	2.5

			7,212,851	3.2

		New Zealand: 0.3%
		Other Securities	627,856	0.3

		Philippines: 0.4%
		Other Securities	970,483	0.4

		Singapore: 4.1%
202,500		DBS Group Holdings Ltd.	2,262,513	1.0

		Other Securities	7,090,461	3.1

			9,352,974	4.1

		South Korea: 13.6%
4,567		Hyundai Heavy Industries	1,767,931	0.8

6,665		Hyundai Mobis	1,554,595	0.7

11,554		Hyundai Motor Co.	1,829,218	0.8

38,998		KB Financial Group, Inc.	1,910,967	0.8

4,552		LG Chem Ltd.	1,506,118	0.7

5,124		Posco	2,098,491	0.9

7,129		Samsung Electronics Co., Ltd.	5,846,850	2.6

42,710		Shinhan Financial Group Ltd.	1,790,370	0.8

		Other Securities	12,410,447	5.5

			30,714,987	13.6

		Taiwan: 11.3%
1,143,936		Fubon Financial Holding Co., Ltd.	1,458,805	0.6

129,265		MediaTek, Inc.	1,461,733	0.7

1,980,000		Mega Financial Holdings Co., Ltd.	1,437,223	0.6

751,350		Quanta Computer, Inc.	1,478,338	0.7

1,672,052		Taiwan Semiconductor Manufacturing Co., Ltd.	3,984,069	1.8

		Other Securities	15,634,816	6.9

			25,454,984	11.3

See Accompanying Notes to Financial Statements

20

SUMMARY PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend
Equity Income Fund
as of February 28, 2011 (continued)

			Percent
			of Net
Shares		Value	Assets

	Thailand: 1.7%
	Other Securities	$3,836,134	1.7

	Total Common Stock (Cost $197,307,799)	220,019,324	97.4

REAL ESTATE INVESTMENT TRUSTS: 2.1%

	Australia: 1.5%
201,714	Westfield Group	2,011,125	0.9

	Other Securities	1,323,671	0.6

		3,334,796	1.5

	Singapore: 0.6%
939,733	Ascendas Real Estate Investment Trust	1,484,140	0.6

	Total Real Estate Investment Trusts (Cost $4,223,198)	4,818,936	2.1

	Total Investments in Securities (Cost $201,530,997)*	$224,838,260	99.5
	Other Assets and Liabilities - Net	1,136,778	0.5

	Net Assets	$225,975,038	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of February 28, 2011.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $202,125,844.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,636,082
Gross Unrealized Depreciation	(11,923,666)

Net Unrealized Appreciation	$22,712,416

Percentage of
Industry	Net Assets

Consumer Discretionary	6.6%
Consumer Staples	6.1
Energy	8.0
Financials	34.3
Health Care	1.2
Industrials	9.4
Information Technology	13.3
Materials	13.4
Telecommunication Services	4.4
Utilities	2.8
Other Assets and Liabilities – Net	0.5

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of February 28, 2011 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs#	Inputs	Fair Value
	(Level 1)	(Level 2)	(Level 3)	at 2/28/2011

Asset Table
Investments, at value
Common Stock
Australia	$844,966	$57,781,889	$431,174	$59,058,029
China	—	32,534,475	—	32,534,475
Hong Kong	2,099,605	26,360,163	—	28,459,768
India	980,088	14,967,698	—	15,947,786
Indonesia	—	5,848,997	—	5,848,997
Malaysia	—	7,212,851	—	7,212,851
New Zealand	—	627,856	—	627,856
Philippines	—	970,483	—	970,483
Singapore	—	9,352,974	—	9,352,974
South Korea	—	30,714,987	—	30,714,987
Taiwan	—	25,454,984	—	25,454,984
Thailand	—	3,836,134	—	3,836,134

Total Common Stock	3,924,659	215,663,491	431,174	220,019,324

Real Estate Investment Trusts	—	4,818,936	—	4,818,936

Total Investments, at value	$3,924,659	$220,482,427	$431,174	$224,838,260

Liabilities Table
Other Financial Instruments+:
Written options	—	(581,371)	—	(581,371)

Total Liabilities	$—	$(581,371)	$—	$(581,371)

See Accompanying Notes to Financial Statements

21

SUMMARY PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend
Equity Income Fund
as of February 28, 2011 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended February 28, 2011:

						Total
	Beginning			Accrued		Unrealized		Transfers	Ending
	Balance			Discounts/	Total Realized	Appreciation/	Transfers Into	Out of	Balance
	2/28/2010	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	2/28/2011

Asset Table
Investments, at value
Common Stock	$—	$430,680	$—	$—	$—	$494	$—	$—	$431,174

Total Investments, at value	$—	$430,680	$—	$—	$—	$494	$—	$—	$431,174

As of February 28, 2011, the net change in unrealized appreciation or depreciation on Level 3 investments still held at year end and included in the change in net assets was $494.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

There were no significant transfers into or out of Level 1 and 2 during the year ended February 28, 2011.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Written OTC Call Options

# of			Expiration	Strike		Premiums	Fair
Contracts	Counterparty	Description	Date	Price		Received	Value

4,300	Goldman Sachs & Co.	Australia S&P/ASX 200 Index	03/10/11	4,874.880	AUD	$264,624	$(108,934)
5,000	Citigroup, Inc.	Hong Kong Hang Seng Index	03/10/11	22,777.755	HKD	281,683	(412,437)
49,800,000	Goldman Sachs & Co.	Korea KOSPI 200 Index	03/10/11	264.960	KRW	226,988	(29,241)
32,300	Goldman Sachs & Co.	Taiwan TAIEX Index	03/10/11	8,765.300	TWD	164,362	(30,759)

						$937,657	$(581,371)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of February 28, 2011 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives

Equity contracts	Written options, at fair value	$581,371

Total Liability Derivatives		$581,371

See Accompanying Notes to Financial Statements

22

SUMMARY PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend
Equity Income Fund
as of February 28, 2011 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended February 28, 2011 was as follows:

Amount of Realized Gain or (Loss)
on Derivatives Recognized in Income
Derivatives not accounted for	Written
as hedging instruments	Options

Equity contracts	$(1,366,667)

Total	$(1,366,667)

Change in Unrealized
Appreciation or Depreciation
on Derivatives Recognized in Income
Derivatives not accounted for	Written
as hedging instruments	Options

Equity contracts	$499,250

Total	$499,250

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2011
% of Total Net Assets against which calls written	25.15%
Average Days to Expiration at time written	27 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$937,657
Value of calls	$(581,371)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

23

TAX INFORMATION (Unaudited)

Dividends paid during the year ended February 28, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING Asia Pacific High Dividend Equity Income Fund	NII	$1.7260

NII — Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Board Positions
Name, Address and Age	the Trust	Time Served(1)	During the Past 5 Years	by Trustee(2)	Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	October 2007 — Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present) and Consultant (January 2005 — Present).	133	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	January 2007 — Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum(3) (September 1989 — March 2006).	133	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2007 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 — Present).	133	Wisconsin Energy Corp. (June 2006 — Present) and The Royce Fund (December 2009 — Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2007 — Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	133	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2007 — Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	133	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2007 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	133	Assured Guaranty Ltd. (April 2004 — Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	January 2007 — Present	Consultant (May 2001 — Present).	133	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2007 — Present	President, Springwell Corporation, a corporate finance firm (March 1989 — Present).	133	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

25

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Board Positions
Name, Address and Age	the Trust	Time Served(1)	During the Past 5 Years	by Trustee(2)	Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	October 2007 — Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 — December 2007).	133	Intact Financial Corporation (December 2004 — Present) and PFM Group (November 2010 — Present).

Shaun P. Mathews(4)(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	January 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 — November 2006).	171	ING Capital Corporation, LLC (December 2005 — Present).

(1)	The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

(5)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

26

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address and Age	With the Trust	Length of Time Served(1)	During the Past Five Years

Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	January 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 — November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President Chief Compliance Officer	January 2007 — Present March 2011 — Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011 — Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 — Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005 — January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President Chief Investment Risk Officer	January 2007 — Present September 2009 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	January 2007 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	January 2007 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	January 2007 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	January 2007 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	January 2007 — Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); Director of Compliance, ING Investments, LLC(2) (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) ( April 2010 — Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 — April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 — Present	Senior Vice President (March 2010 — Present) and Head of Manager Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

27

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address and Age	With the Trust	Length of Time Served(1)	During the Past Five Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	January 2007 — Present	Vice President, ING Investment Management -ING Funds (March 2010 — Present); Vice President, ING Funds Services, LLC(3) (March 2006 — Present) and Managing Paralegal, Registration Statements (June 2003 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 — March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	January 2007 — Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 — March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	January 2007 — Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 — Present	Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 — Present	Vice President and Counsel, ING Investment Management — ING Funds (March 2010 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 — March 2010) and Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Contracts

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, ING Asia Pacific High Dividend Equity Income Fund’s (the “Fund”) existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of the Fund, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contract (the “Advisory Contract”) between ING Investments, LLC (the “Adviser”) and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Asia/ Pacific (Hong Kong) Limited and ING Investment Management Advisors B.V. (the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory and sub-advisory contracts for all the Fund were considered at the same Board meeting, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees. Among other matters,

29

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Investment Review Committees jointly provide oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Advisers; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Fund’s common shares were used for purposes of certain comparisons to the funds in its Selected Peer Group. Common shares were selected because they are the only Fund class issued and outstanding. The

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

common shares were compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on the sub-advisers that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the Investment Review Committees to assist the Board and the Investment Review Committees with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the Investment Review Committees, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Advisers personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Advisers are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary reference index. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Fund asset level as of September 30, 2010.

The Fund’s performance was compared to its Morningstar category median and its primary reference index, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Fund underperformed its primary reference index for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that the Fund’s options-writing strategy had on the Fund’s relative performance; (2) Management’s discussion of the effect that stock selection and the Fund’s dividend strategy had on its performance; (3) in July 2010 the Portfolio’s management team was modified; (4) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Fund’s performance; and (5) Management’s confidence in the investment strategy employed on behalf of the Fund.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser if the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board considered the compensation under an Advisory Contract with a level advisory fee rate that does not include breakpoints, taking into account that the Fund is a closed-end fund. The Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Advisers for sub-advisory services for the Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to

32

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Adviser and the Sub-Advisers and their respective affiliates from their association with the Fund.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations that closed-end funds have unique distribution characteristics and their pricing structures are highly driven by the market and competitive environment at the time of their initial offering when their fee structures were established.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Advisers. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser and Sub-Advisers.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fee of the Adviser. The Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s portfolio management team was modified in July 2010 and it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

33

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of the ING Asia Pacific High Dividend Equity Income Fund was held June 22, 2010, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

Proposal:

To elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

			Shares
			Voted
		Shares	Against		Total
		Voted	or	Shares	Shares
	Proposal*	For	Withheld	Abstained	Voted

Class III Trustees	John V. Boyer	10,563,420.583	203,504.777		10,766,925.360
	Patricia W. Chadwick	10,557,793.470	209,131.890		10,766,925.360
	Sheryl K. Pressler	10,561,892.832	205,032.528		10,766,925.360

*	Proposal Passed

34

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset

35

ADDITIONAL INFORMATION (Unaudited) (continued)

value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2011 DISTRIBUTIONS:

Declaration Date	Ex-Dividend Date	Payable Date

March 15, 2011	April 1, 2011	April 15, 2011
June 15, 2011	July 1, 2011	July 15, 2011
September 15, 2011	October 3, 2011	October 17, 2011
December 15, 2011	December 28, 2011	January 16, 2012

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IAE).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2011 was 12,801 which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on May 28, 2010 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

36

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

AR-UIAE                  (0211-033011)

Funds

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, was $24,500 for the year ended February 28, 2011 and $22,000 for the year ended February 28, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $2,150 for the year ended February 28, 2011 and $2,150 for the year ended February 28, 2010.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning was $7,752 in the year ended February 28, 2011 and $6,508 in the year ended February 28, 2010. Such services include review of excise distribution calculations (if applicable), preparation of the Fund’s federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: NONE.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: September 29, 2010

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

6

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

7

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011
Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix C, continued
Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	Ö		Not to exceed $120,000 during the Pre-Approval Period

9

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians) Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

10

Appendix E
Prohibited Non-Audit Services
Dated: September 29. 2010 to December 31, 2011
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

11

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND
ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $1,084,113 for year ended February 28, 2011 and $2,011,031 for the year ended February 28, 2010.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patricia W. Chadwick and Peter S. Drotch.

b.	Not applicable.
Item 6. Schedule of Investments
Report of Independent Registered Public Accounting Firm
The Shareholders and Board of Trustees
ING Asia Pacific High Dividend Equity Income Fund
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments, of ING Asia Pacific High Dividend Equity Income Fund as of February 28, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from March 27, 2007 (commencement of operations) to February 29, 2008 and have issued our unqualified report thereon dated April 25, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audit of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR. The portfolio of investments is the responsibility of management. Our responsibility is to express an opinion on the portfolio of investments based on our audits.
In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.
Boston, Massachusetts
April 25, 2011

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of February 28, 2011

Shares			Value

COMMON STOCK: 97.4%

		Australia: 26.1%
233,121		Amcor Ltd.	$1,652,429
321,950		AMP Ltd.	1,747,701
134,144	S	Australia & New Zealand Banking Group Ltd.	3,315,429
189,705	S	BHP Billiton Ltd.	8,964,390
138,200		Brambles Ltd.	1,003,113
80,346		Caltex Australia Ltd.	1,304,336
79,870	S	Commonwealth Bank of Australia	4,341,552
87,423		Computershare Ltd.	858,527
21,679	S	CSL Ltd.	787,552
238,477	@	CSR Ltd.	844,966
63,778	@	Fortescue Metals Group Ltd.	431,174
919,222		Goodman Fielder Ltd.	1,170,451
243,917		Harvey Norman Holdings Ltd.	758,396
205,486		Insurance Australia Group	765,056
264,423		Macquarie Airports Management Ltd.	837,170
36,503		Macquarie Group Ltd.	1,418,926
263,777		Metcash Ltd.	1,092,623
134,802	S	National Australia Bank Ltd.	3,564,029
24,832		Newcrest Mining Ltd.	959,767
474,425		OneSteel Ltd.	1,315,590
58,176	S	Orica Ltd.	1,537,758
124,824	S	QBE Insurance Group Ltd.	2,312,429
23,137	S	Rio Tinto Ltd.	2,020,230
81,652		Sonic Healthcare Ltd.	941,318
593,542		SP AusNet	527,986
129,125		Suncorp-Metway Ltd.	1,108,490
470,821		Tattersall's Ltd.	1,168,513
408,066	S	Telstra Corp., Ltd.	1,161,955
91,240		Toll Holdings Ltd.	561,101
90,808	S	Wesfarmers Ltd.	3,076,060
192,085	S	Westpac Banking Corp.	4,636,064
37,123	S	Woodside Petroleum Ltd.	1,618,876
45,711	S	Woolworths Ltd.	1,254,072

			59,058,029

		China: 14.4%
5,394,200		Bank of China Ltd.	2,860,259
1,012,000		Bank of Communications Co., Ltd.	980,028
1,471,000		China Communications Construction Co., Ltd.	1,108,222
3,640,960		China Construction Bank	3,199,125
3,128,000		China Dongxiang Group Co.	1,194,704
543,000		China High Speed Transmission Equipment Group Co., Ltd.	760,882
463,000		China Life Insurance Co., Ltd.	1,764,733
1,208,000		China Petroleum & Chemical Corp.	1,229,122
282,500		China Shenhua Energy Co., Ltd.	1,179,707
2,645,000		Country Garden Holdings Co., Ltd.	1,055,259
875,200		Guangzhou R&F Properties Co., Ltd.	1,182,898
105,000		Hengan International Group Co., Ltd.	777,061
1,894,000		Huaneng Power International, Inc.	1,060,984
3,918,000		Industrial and Commercial Bank of China Ltd.	3,023,618
720,000		Jiangsu Expressway Co., Ltd.	782,311
1,294,000		Lonking Holdings Ltd.	730,048
2,144,000		PetroChina Co., Ltd.	2,925,700
7,264,000		Renhe Commercial Holdings Co., Ltd.	1,097,158
1,970,000		Sinopec Shanghai Petrochemical Co., Ltd.	1,054,491
1,532,000		Soho China Ltd.	1,104,718
71,300		Tencent Holdings Ltd.	1,895,953

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of February 28, 2011 (continued)

Shares			Value

624,000		Zhejiang Expressway Co., Ltd.	561,275
1,220,000		Zijin Mining Group Co., Ltd.	1,006,219

			32,534,475

		Hong Kong: 12.6%
209,600	@	AIA Group Ltd.	610,930
71,300		ASM Pacific Technology	952,532
488,000		BOC Hong Kong Holdings Ltd.	1,517,503
92,000		Cheung Kong Holdings Ltd.	1,440,815
736,000		China Agri-Industries Holdings Ltd.	753,263
411,000		China Mobile Ltd.	3,873,720
362,000		Citic Pacific Ltd.	949,152
256,500		CLP Holdings Ltd.	2,087,580
1,253,000		CNOOC Ltd.	2,864,075
294,509		Esprit Holdings Ltd.	1,453,329
114,400		Hang Seng Bank Ltd.	1,827,014
75,500		Hong Kong Exchanges and Clearing Ltd.	1,641,406
228,000		HongKong Electric Holdings	1,488,675
131,000		Hutchison Whampoa Ltd.	1,547,940
974,000		Lee & Man Paper Manufacturing Ltd.	637,826
540,000		Sino Land Co.	986,581
1,438,000		Skyworth Digital Holdings Ltd.	916,543
77,000		Sun Hung Kai Properties Ltd.	1,253,368
118,000		Swire Pacific Ltd.	1,657,516

			28,459,768

		India: 7.1%
156,883		DLF Ltd.	737,219
14,595		HDFC Bank Ltd.	662,925
157,318		Hindustan Lever Ltd.	980,088
172,832	@	Housing Development & Infrastructure	607,088
92,195		Housing Development Finance Corp.	1,285,415
66,504		ICICI Bank Ltd.	1,437,024
38,188		Infosys Technologies Ltd.	2,534,649
234,481		Oil & Natural Gas Corp., Ltd.	1,409,338
104,032		Piramal Healthcare Ltd.	1,059,601
80,883		Reliance Industries Ltd.	1,728,793
146,700		Sesa Goa Ltd.	853,058
53,195		Tata Motors Ltd.	1,282,067
101,712		Tata Steel Ltd.	1,370,521

			15,947,786

		Indonesia: 2.6%
343,500		Astra Agro Lestari Tbk PT	857,221
240,500		Astra International Tbk PT	1,427,453
2,136,000		Bank Rakyat Indonesia	1,144,806
177,500		Indo Tambangraya Megah PT	926,051
1,562,500		International Nickel Indonesia Tbk PT	901,423
601,500		Semen Gresik Persero Tbk PT	592,043

			5,848,997

		Malaysia: 3.2%
743,400		Berjaya Sports Toto BHD	1,000,354
314,900		IOI Corp. Bhd	567,797
591,300		Malayan Banking BHD	1,674,935
853,700		PLUS Expressways Bhd	1,238,194
181,200		PPB Group Bhd.	981,916
239,700		UMW Holdings Bhd	572,930
1,578,500		YTL Power International	1,176,725

			7,212,851

		New Zealand: 0.3%
398,837		Telecom Corp. of New Zealand Ltd.	627,856

			627,856

		Philippines: 0.4%
19,620	@	Philippine Long Distance Telephone Co.	970,483

			970,483

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of February 28, 2011 (continued)

Shares			Value

202,500		DBS Group Holdings Ltd.	2,262,513
189,000		Fraser and Neave Ltd.	836,776
127,000		Keppel Corp., Ltd.	1,128,541
98,000		Singapore Airlines Ltd.	1,052,329
384,000		Singapore Press Holdings Ltd.	1,172,331
299,000		Singapore Telecommunications Ltd.	700,231
577,000		StarHub Ltd.	1,190,247
71,000		United Overseas Bank Ltd.	1,010,006

			9,352,974

		South Korea: 13.6%
34,550		Dongkuk Steel Mill Co., Ltd.	1,097,120
40,610	@	Doosan Infracore Co., Ltd.	929,047
26,890		Hana Financial Group, Inc.	1,077,175
45,620		Hynix Semiconductor, Inc.	1,148,452
4,567		Hyundai Heavy Industries	1,767,931
6,665		Hyundai Mobis	1,554,595
11,554		Hyundai Motor Co.	1,829,218
34,550		Kangwon Land, Inc.	768,936
38,998		KB Financial Group, Inc.	1,910,967
24,063		KT&G Corp.	1,222,577
4,552		LG Chem Ltd.	1,506,118
14,909		LG Corp.	1,027,421
42,790		LG Display Co., Ltd.	1,361,298
5,124		Posco	2,098,491
7,129		Samsung Electronics Co., Ltd.	5,846,850
35,840		Samsung Heavy Industries Co., Ltd.	1,160,069
6,689		Samsung Life Insurance Co., Ltd.	633,615
42,710		Shinhan Financial Group Ltd.	1,790,370
6,212		SK Energy Co., Ltd.	971,405
83,230		Woori Finance Holdings Co., Ltd.	1,013,332

			30,714,987

		Taiwan: 11.3%
108,000		Asustek Computer, Inc.	985,351
529,000		Cheng Shin Rubber Industry Co., Ltd.	1,068,400
428,000		Chicony Electronics Co., Ltd.	811,889
454,840		Chunghwa Telecom Co., Ltd.	1,352,161
310,000		Eternal Chemical Co., Ltd.	331,803
1,143,936		Fubon Financial Holding Co., Ltd.	1,458,805
18,000		High Tech Computer Corp.	650,171
292,088		HON HAI Precision Industry Co., Ltd.	1,083,814
941,619		Lite-On Technology Corp.	1,181,142
129,265		MediaTek, Inc.	1,461,733
1,980,000		Mega Financial Holdings Co., Ltd.	1,437,223
618,000	@	Pegatron Corp.	735,914
751,350		Quanta Computer, Inc.	1,478,338
939,755		Taiwan Cement Corp.	936,102
1,672,052		Taiwan Semiconductor Manufacturing Co., Ltd.	3,984,069
169,000		Transcend Information, Inc.	447,178
469,000		TSRC Corp.	1,088,117
564,000		U-Ming Marine Transport Corp.	1,128,205
548,000		Unimicron Technology Corp.	1,023,874
543,523		Wistron Corp.	974,782
67,000		Young Fast Optoelectronics Co., Ltd.	594,418
1,807,000		Yuanta Financial Holding Co., Ltd.	1,241,495

			25,454,984

		Thailand: 1.7%
1,272,100		Charoen Pokphand Foods PCL	993,527
1,546,300		Krung Thai Bank PCL	832,921
830,600		PTT Aromatics & Refining PCL	1,013,576
89,700		PTT PCL	996,110

			3,836,134

		Total Common Stock
		(Cost $197,307,799)	220,019,324

PORTFOLIO OF INVESTMENTS
ING Asia Pacific High Dividend Equity Income Fund
as of February 28, 2011 (continued)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 2.1%
	Australia: 1.5%
340,172	Stockland		1,323,671
201,714	Westfield Group		2,011,125

			3,334,796

	Singapore: 0.6%
939,733	Ascendas Real Estate Investment Trust		1,484,140

			1,484,140

	Total Real Estate Investment Trusts (Cost $4,223,198)		4,818,936

	Total Investments in Securities (Cost $201,530,997)*	99.5%	$224,838,260
	Other Assets and Liabilities - Net	0.5	1,136,778

	Net Assets	100.0%	$225,975,038

@	Non-income producing security
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $202,125,844.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,636,082
Gross Unrealized Depreciation	(11,923,666)

Net Unrealized Appreciation	$22,712,416

Percentage of
Industry	Net Assets

Consumer Discretionary	6.6%
Consumer Staples	6.1
Energy	8.0
Financials	34.3
Health Care	1.2
Industrials	9.4
Information Technology	13.3
Materials	13.4
Telecommunication Services	4.4
Utilities	2.8
Other Assets and Liabilities — Net	0.5

Net Assets	100.0%

See Accompanying Notes to Financial Statements
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES
Effective Date: July 10, 2003
Revision Date: March 3, 2011

I. INTRODUCTION
The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.
II. COMPLIANCE COMMITTEE
The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.
Effective Date: 07/10/03
Revision Date: 03/03/11

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.
III. DELEGATION OF VOTING AUTHORITY
Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.
A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors1, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.
When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.
Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.
A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder

[1]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.
When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.
IV. APPROVAL AND REVIEW OF PROCEDURES
Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.
V. VOTING PROCEDURES AND GUIDELINES
The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.
Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures
A. Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.
B. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

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Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).
1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

4

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.
If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.
If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

5

4.    Referrals to a Fund’s Compliance Committee
A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.
The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).
The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.
VI. CONFLICTS OF INTEREST
In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.
VII. REPORTING AND RECORD RETENTION
Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website. The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website. For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website. If any feeder fund was solicited for vote by its underlying

6

master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

7

EXHIBIT 1
to the
ING Funds
Proxy Voting Procedures
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND
ING EMERGING MARKETS LOCAL BOND FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING INVESTORS TRUST1
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUND
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

[1]	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2
to the
ING Funds
Proxy Voting Procedures
ING INVESTMENTS, LLC,
ING INVESTMENT MANAGEMENT CO.
AND
DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I. INTRODUCTION
ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.
The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.
In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.
Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II. ROLES AND RESPONSIBILITIES
A. Proxy Coordinator
The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).
Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.
B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

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The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.
A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such

11

instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.
A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.
For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.
If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.
D. Investment Professionals
The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or

12

restriction. Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.
III. VOTING PROCEDURES
A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.
C.	Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

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1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

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4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, as well as all applicable recommendations, analysis, research and Conflicts Reports.
IV. ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST
In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:
A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

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In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.
V. REPORTING AND RECORD RETENTION
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on

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behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two years in the Advisers’ office.

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APPENDIX 1
to the
Advisers’ Proxy Voting Procedures
Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Vice President and Senior Counsel, ING Funds
Effective as of January 1, 2010

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EXHIBIT 3
to the
ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I. INTRODUCTION
The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).
Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.
The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
II. GUIDELINES
The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.
General Policies
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.
Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.
The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.
1. The Board of Directors
Voting on Director Nominees in Uncontested Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.
Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.
Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.
WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.
Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.
Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed its reasoning for not implementing the proposal.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:
(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.
If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.
WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.
Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.
Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Compensation Practices:
It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee. Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:
(1)	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)	Tenure. Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	Pay for performance. Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated, or when the increased compensation relates solely to a practice or practices (such as an increase in option awards or base salary) not deemed inherently problematic by the Agent. Generally WITHHOLD support from nominees for structuring equity compensation such that pay is unreasonably insulated from performance conditions.
(4)	Pay disparity. Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(5)	Change in control provisions. If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not. If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(6)	Repricing. If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace, buy back or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(7)	Tax benefits. If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(8)	Director perquisites. If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties and the company’s line of business.

(9)	Incentive plans. Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).
(10)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(11)	Independence from management. Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(12)	Multiple concerns. If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(13)	Commitments. Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(14)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.
Accounting Practices:
(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.

(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:
It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:
(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the board’s process for determining the appropriateness of the nominee to serve on the board under consideration.
Performance Test for Directors
Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.
Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:
(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement or has authority to issue blank check preferred stock.
Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.
Proposals Regarding Board Composition or Board Service
Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.
Generally, vote AGAINST shareholder proposals:
•	Asking that more than a simple majority of directors be independent.

•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•	Limiting the number of public company boards on which a director may serve.

•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•	Limiting the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:
(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)	Only if the director’s legal expenses would be covered.
2. Proxy Contests
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.
Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.
3. Auditors
Ratifying Auditors
Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.
Auditor Independence
Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
4. Proxy Contest Defenses
Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.
Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
If the company is controlled or maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard, and vote FOR shareholder proposals to restore or permit cumulative voting.
Time-Phased Voting
Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.
Shareholder Ability to Call Special Meetings
Generally, vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings.
Shareholder Ability to Act by Written Consent
Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:
(1)	Permits shareholders to call special meetings;

(2)	Does not impose supermajority vote requirements; and

(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.
Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.
Shareholder Ability to Alter the Size of the Board
Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.
Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
5. Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Greenmail
Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers and dual-class recapitalizations.
Supermajority Shareholder Vote Requirement
Generally, vote AGAINST proposals to require a supermajority shareholder vote.
Generally, vote FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.
White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
6. Miscellaneous
Amendments to Corporate Documents
Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.
Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.
Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.
Confidential Voting
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.
Proxy Access
Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.
Majority Voting Standard
Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard. Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated. For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.
Bundled Proposals
Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.
Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.
Other Business
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.
Quorum Requirements
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Advance Notice for Shareholder Proposals
Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals
Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.
7. Capital Structure
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
Generally vote FOR:
•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•	Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Generally, vote AGAINST:
•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•	Nonspecific proposals authorizing excessive discretion to a board.
Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Dual Class Capital Structures
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.
Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, when the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals when the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.
Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.
Preferred Stock
Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).
Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote

AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.
Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.
Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Share Repurchase Programs
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.
Generally, vote FOR management proposals to cancel repurchased shares.
Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.
Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8. Executive and Director Compensation
Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE- BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•	Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to burn rate thresholds set by the Agent or matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.

•	Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•	Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.
Restricted Stock or Stock Option Plans
Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.
Management Proposals Seeking Approval to Reprice Options
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.
Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.
Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.
Employee Stock Purchase Plans
Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.
OBRA-Related Compensation Proposals
Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.
Amendments that Place a Cap on Annual Grants or Amend Administrative Features
Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
Amendments to Add Performance-Based Goals
Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
Amendments to Increase Shares and Retain Tax Deductions Under OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a

CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.
Approval of Cash or Cash-and-Stock Bonus Plans
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
Shareholder Proposals Regarding Executive and Director Pay
Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.
Severance and Termination Payments
Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.
Generally, vote FOR shareholder proposals seeking double triggers on change in control awards. Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.
Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:
(1)	The primary considerations raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)	The issuer has provided adequate rationale and/or disclosure; or

(3)	Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).
However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.
Holding Periods
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.
Advisory Votes on Executive Compensation (Say on Pay)
Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:
(1)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).
Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.
Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.
Frequency of Advisory Votes on Executive Compensation
Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9. State of Incorporation
Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.
10. Mergers and Corporate Restructurings
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.
Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.
Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.
Corporate Restructuring
Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Adjournment
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.
Appraisal Rights
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Changing Corporate Name
Generally, vote FOR changing the corporate name.

11. Mutual Fund Proxies
Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Generally, vote FOR these proposals.
Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.
Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.
The matters below should be examined on a CASE-BY-CASE basis:
•	Election of Directors

•	Converting Closed-end Fund to Open-end Fund

•	Proxy Contests

•	Investment Advisory Agreements

•	Preferred Stock Proposals

•	1940 Act Policies

•	Changing a Fundamental Restriction to a Nonfundamental Restriction

•	Change Fundamental Investment Objective to Nonfundamental

•	Name Rule Proposals

•	Disposition of Assets/Termination/Liquidation

•	Changes to the Charter Document

•	Changing the Domicile of a Fund

•	Change in Fund’s Subclassification

•	Distribution Agreements

•	Mergers

•	Reimburse Shareholder for Expenses Incurred

•	Terminate the Investment Advisor
12. Social and Environmental Issues
Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.
13. Global Proxies
Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.
In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.
Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:
•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.
Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Director Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.
For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.
For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.
Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.
Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.
For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.
For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:
•	At listed subsidiary companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•	At companies with a three-committee structure, generally vote AGAINST outside director nominees not deemed independent under the Agent’s standards; however, generally vote FOR affiliated outsiders if the board after the shareholder meeting is majority independent.
Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
•	Bundled slates of nominees (e.g., France, Hong Kong or Spain);

•	Simultaneous reappointment of retiring directors (e.g., South Africa);

•	In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.
Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.
Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.
When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.
Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:
•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	Culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function); and

•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.
Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:
•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	Evidence exists regarding compliance or accounting shortfalls.
If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.
Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.
For issuers in markets in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee. For issuers in Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).
Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.
Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).
Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.
Board Structure
Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Director and Officer Indemnification and Liability Protection
Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors
With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.
Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.
Key Committees
Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.
Director and Statutory Auditor Remuneration
Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.
Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange or market standards for independence.
For European issuers, vote AGAINST non-executive director remuneration if:
•	The advance general meeting documents do not specify fees paid to non-executive directors;

•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•	It provides for granting of stock options or similarly structured equity-based compensation.
For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.
Bonus Payments
With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.
Stock Option Plans for Independent Internal Statutory Auditors
With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.
Amendment Procedures for Equity Compensation Plans and ESPPs
For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.
Compensation Plans and Shares Reserved for Equity Compensation Plans
Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.
Generally, vote AGAINST proposals that:
•	Exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•	Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•	Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;

•	Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);
•	Provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•	Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•	Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.
Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if:
(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation;

(2)	The recipient’s overall compensation appears reasonable;

(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meets exchange or market standards for independence.
Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.
Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.
Remuneration Reports (Advisory Votes on Executive Compensation)
Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:
(1)	Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., cash-based plans or plans lacking an appropriate equity component);

(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)	Include components, metrics or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).
Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:
(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)	The recipient’s overall compensation appears reasonable; and

(3)	The board and/or responsible committee meets exchange or market standards for independence.
Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).
Shareholder Proposals Regarding Executive and Director Pay
The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.
General Share Issuances
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.
Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.
Increases in Authorized Capital
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:
•	Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters shall be applied.
Preferred Stock
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:
•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.
Poison Pills/Protective Preference Shares
Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement
Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.
Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange or market standards for independence. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Remuneration of Auditors
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
Indemnification of Auditors
Generally, vote AGAINST proposals to indemnify auditors.
Ratification of Auditors and Approval of Auditors’ Fees
For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.
For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.
In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission
Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.
Allocation of Income and Dividends
With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Generally vote FOR such proposals by issuers in other markets. In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.
Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Debt Instruments
Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).
Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.
Related Party Transactions
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).
Approval of Donations
Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.
Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.
Investment of Company Reserves
These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.
Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.
Generally, vote FOR an article amendment if:
•	It is editorial in nature;

•	Shareholder rights are protected;

•	There is negligible or positive impact on shareholder value;

•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•	The company is required to do so by law (if applicable).
Generally, vote AGAINST an article amendment if:
•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•	It reduces relevant disclosure to shareholders;

•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•	It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.
With respect to article amendments for Japanese companies:
•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.
Other Business
In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a) (1) Portfolio Management. Set forth below is information regarding the members of the investment team that are primarily responsible for the management of the Fund’s portfolio. The team consists of investment professionals with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund’s portfolio from the inception of the Fund under the leadership of Nicholas Toovey.
Sub-Adviser
IAE
Pranay Gupta, CFA. As Chief Investment Officer for ING Investment Management Asia Pacific, Pranay is responsible for overseeing US$85bn in institutional, retail and insurance assets. Pranay joined ING in 2009 from the Pearl Group, U.K. where he was Deputy Chief Investment Officer and a Member of the Board from 2006-2009. At Pearl, Pranay was responsible for the overall framework for strategy and asset allocation and investment risk analytics for the $55bn portfolio, and also managed the $3bn Systematic Strategies Fund — a multi strategy hedge fund of funds. From 2002 to 2006, Pranay was the Head of Global Quantitative Strategies at ABP Investments, Netherlands, managing a $24bn quantitative multi-strategy fund. In his previous positions as Chief Investment Strategist for Asia for Societe Generale and Head of Quantitative Research for JP Morgan Chase Investment Management, New York, Pranay researched quantitative investment processes, and managed investment teams in Asia, Japan, Europe and the US. Pranay holds a Bachelors degree in Mechanical Engineering specializing in Computer Aided Design, an MBA in Finance, and is a CFA charter holder. Pranay has nineteen years of experience in investment management, having worked in the financial industry in Europe, UK, US and Asia.. Pranay holds a Bachelors degree in Mechanical Engineering specializing in Computer Aided Design, an MBA in Finance, and is a CFA charter holder. Pranay has nineteen years of experience in investment management, having worked in the financial industry in Europe, UK, US and Asia.
Bing Li. Dr. Bing Li leads the development of Diagnostic system that provides the risk analytics for the investment funds within ING Investment Management Global. His experience in this position includes the setting up the IT infrastructure, designing the system application architecture, and developing the analytics for analyzing the portfolio investment risks from different aspects. Prior to joining ING IM, he had many years experience as a portfolio manager in developing investment strategies and managing various quantitative funds in bonds and equities during his employments with Pearl Group (London), ABP Investment Management (Amsterdam), and TD Asset Management (Toronto). Bing holds a Ph.D. degree in Physical Chemistry and M.S. & B.S. degrees in Materials Science. He is also a CFA charter holder.

Option Sub-Adviser
Bas Peeters. Mr. Peeters joined ING Investment Management Advisors B.V. (“IIMA”) in 1998. Currently, Mr. Peeters is Head of Structured Products and will be responsible for the structure of the Fund’s option strategy. In this capacity he is responsible for the research, marketing and portfolio management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Mr. Peeters obtained a Master’s degree in Theoretical Physics (Cum Laude) from the University of Utrecht, The Netherlands in 1990, where he also studied Mathematics. He obtained his PhD in Theoretical Physics at Stony Brook University, New York in 1995.
Willem van Dommelen. Mr. van Dommelen joined IIMA in 2002 and will be responsible for the structure and implementation of the Fund’s option strategy. Currently Mr. van Dommelen is a member of the Structured Products department’s Fund Management team. In the capacity of Investment Manager, he is responsible for managing a range of Structured Products and the execution of transactions in the derivatives portfolios. Mr. van Dommelen started his career as Portfolio Manager Institutional Clients, where he was responsible for the client servicing of around 80 institutional Clients of IIMA. Mr. van Dommelen obtained his Master’s degree in Economics from Tilburg University, The Netherlands in 2002, specializing in accountancy and investment theory. He holds a RBA degree (registered investment analyst).
Edwin Cuppen, RBA, CAIA Edwin joined ING Investment Management in 2007 as an investment manager of Structured Investments. In the capacity of investment manager he is responsible for managing a range of structured mutual funds and the execution of transactions in derivatives portfolios. Edwin started his career as a trader in FX forwards and Money Market derivatives with ABN AMRO Bank in 2000 and recently he was a sales advisor in a broad range of Treasury products for Rabobank International servicing Corporate and Institutional clients. Edwin obtained his Master’s degree in Financial Management from Nyenrode University in Breukelen in 1999, specializing in Corporate Finance and Treasury. In addition, Edwin holds a RBA-degree (Certified European Financial Analyst) and CAIA designation (Chartered Alternative Investment Analyst).
Bas Peeters Bas joined ING Investment Management in 1998. Currently Bas is Head of Structured Investment Strategies. In this capacity he is responsible for portfolio management, research, and marketing activities of this department. Previously he was Head of Research Structured Investments, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Bas obtained a Masters degree in Theoretical Physics (Cum Laude) from the University of Utrecht in 1990. He obtained his Ph.D. in Theoretical Physics at Stony Brook University, NY, USA in 1995.
(a) (2) (i-iii) Other Accounts Managed
The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of February 28, 2011, unless otherwise indicated.

		Mutual Funds	Trusts, Sep Accts and Stable Value
ING Asia Pacific		Registered Investment Companies	Other Pooled Investment Vehicles and Alternative	Other Accounts, IIM Managed
High Dividend Equity		Number of Accts / Total Assets	Number of Accts / Total Assets	Number of Accts / Total Assets
Income Fund (IAE)	Portfolio Manager	(rounded to nearest million)	(rounded to nearest million)	(rounded to nearest million)
IIM Asia Portion	Pranay Gupta	9/$2,800	17/$2,660	0/$0
	Bing Li	9/$2,800	7/$620	0/$0
IIM BV Portion	Bas Peeters	5/$1,300	130/$11,000	0/$0
	Edwin Cuppen	5/$1,300	21/$7,200	0/$0
	Willem van Dommelen	5/$1,300	21/$7,200	0/$0

portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (as described below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of the IIMA’s parent company, ING Groep.
Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the IIMA annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and manager relative performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one year period. The overall IIMA scorecards are calculated based on an asset-weighted aggregation of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% of the weight attributable to the overall IIMA performance and 75% attributable to their specific team results. For the specific team results, one-third is based on qualitative evaluation, and two-thirds based on quantitative results (i.e., relative performance).
The portfolio managers participate in ING’s Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.
(a) (4) Ownership of Securities
Ownership:

Portfolio Manager	Dollar Range of Trust Shares Owned
Pranay Gupta	None
Bing Li	None
Bas Peeters	None
Edwin Cuppen	None
Willem van Dommelen	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

	(a)	(b)	(c)	(d)*
	TOTAL NUMBER	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE)
	OF SHARES (OR	PRICE PAID	(OR UNITS) PART OF PUBLICLY	OF SHARES (OR UNITS) THAT MAY YET BE
	UNITS)	PER SHARE (OR	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
Period*	PURCHASED	UNIT)	PROGRAMS	OR PROGRAMS
MARCH 1-31, 2009	54,541	$9.64	54,541	1,170,459
APRIL 1-30, 2009	0	—	0	1,170,459
MAY 1-31, 2009	0	—	0	1,170,459
JUNE 1-30, 2009	0	—	0	1,170,459
JULY 1-31, 2009	0	—	0	1,170,459
AUGUST 1-31, 2009	0	—	0	1,170,459
SEPTEMBER 1-30, 2009	0	—	0	1,170,459
OCTOBER 1-31, 2009	0	—	0	1,170,459
NOVEMBER 1-30, 2009	0	—	0	1,170,459
DECEMBER 1-31, 2009	0	—	0	1,170,459
JANUARY 1-31, 2010**	n/a	n/a	n/a	n/a
FEBRUARY 1-28, 2010**	n/a	n/a	n/a	n/a
TOTAL	54,541

*	The Registrant’s repurchase program, which authorized the repurchase of 1,225,000 shares, was announced on December 5, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

**	The repurchase program expired on December 31, 2009
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.
(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.
(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Asia Pacific High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: May 5th, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: May 5th, 2011

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: May 5th, 2011

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